Quarterly Holdings Report
for
Fidelity® Digital Health ETF
September 30, 2022
DHE-NPRT1-1122
1.9903840.100
Common Stocks - 99.7%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 6.1%
Household Durables - 0.9%
Vuzix Corp. (a)	13,179	76,306
Internet & Direct Marketing Retail - 5.2%
Alibaba Health Information Technology Ltd. (a)	298,000	136,664
JD Health International, Inc. (a)(b)	36,200	207,980
Ping An Healthcare and Technology Co. Ltd. (a)(b)	52,500	98,982
		443,626
TOTAL CONSUMER DISCRETIONARY		519,932
CONSUMER STAPLES - 1.8%
Food & Staples Retailing - 1.8%
Shop Apotheke Europe NV (a)(b)	2,110	85,680
Zur Rose Group AG (a)	2,239	67,198
		152,878
HEALTH CARE - 85.8%
Biotechnology - 1.7%
Zealand Pharma A/S (a)	6,276	143,713
Health Care Equipment & Supplies - 41.9%
Axonics Modulation Technologies, Inc. (a)	2,702	190,329
Cochlear Ltd.	1,882	235,400
Demant A/S (a)	6,056	150,764
DexCom, Inc. (a)	5,028	404,955
Fisher & Paykel Healthcare Corp.	20,568	215,234
Inspire Medical Systems, Inc. (a)	1,181	209,474
Insulet Corp. (a)	1,325	303,955
Integra LifeSciences Holdings Corp. (a)	4,099	173,634
Intuitive Surgical, Inc. (a)	2,056	385,377
iRhythm Technologies, Inc. (a)	1,442	180,654
Nevro Corp. (a)	3,345	155,877
ResMed, Inc.	1,878	409,969
Senseonics Holdings, Inc. (a)	66,439	87,699
Sonova Holding AG	1,182	264,201
Tandem Diabetes Care, Inc. (a)	4,060	194,271
		3,561,793
Health Care Providers & Services - 12.2%
Apollo Medical Holdings, Inc. (a)	3,548	138,372
Cigna Corp.	671	186,182
Corvel Corp. (a)	945	130,816
DocGo, Inc. Class A (a)	11,699	116,054
Hims & Hers Health, Inc. (a)	18,864	105,261
Premier, Inc.	5,917	200,823
R1 Rcm, Inc. (a)	8,510	157,690
		1,035,198
Health Care Technology - 30.0%
Allscripts Healthcare Solutions, Inc. (a)	9,566	145,690
American Well Corp. (a)	27,648	99,256
Change Healthcare, Inc. (a)	9,708	266,873
CompuGroup Medical AG	3,453	120,290
Computer Programs & Systems, Inc. (a)	3,258	90,833
Definitive Healthcare Corp.	5,224	81,181
Doximity, Inc. (a)	5,682	171,710
Evolent Health, Inc. (a)	5,134	184,465
Health Catalyst, Inc. (a)	9,361	90,802
JMDC, Inc.	2,800	92,176
MultiPlan Corp. Class A (a)	34,959	99,983
Nextgen Healthcare, Inc. (a)	7,470	132,219
OptimizeRx Corp. (a)	5,396	79,969
Phreesia, Inc. (a)	5,561	141,694
Pro Medicus Ltd.	4,218	136,113
Sharecare, Inc. Class A (a)	57,872	109,957
Teladoc Health, Inc. (a)	7,155	181,379
Veeva Systems, Inc. Class A (a)	1,976	325,803
		2,550,393
TOTAL HEALTH CARE		7,291,097
INFORMATION TECHNOLOGY - 6.0%
IT Services - 4.3%
Cognizant Technology Solutions Corp. Class A	3,010	172,894
Maximus, Inc.	3,324	192,360
		365,254
Software - 1.7%
Model N, Inc. (a)	4,340	148,558
TOTAL INFORMATION TECHNOLOGY		513,812
TOTAL COMMON STOCKS (Cost $12,141,674)		8,477,719

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $12,141,674)	8,477,719
NET OTHER ASSETS (LIABILITIES) - 0.3%	24,770
NET ASSETS - 100.0%	8,502,489

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $392,642 or 4.6% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	-	148,762	148,762	64	-	-	-	0.0%
Total	-	148,762	148,762	64	-	-	-

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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